Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three and nine months ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date: November 8, 2021	By:	/s/ Rick E Winningham
Rick E Winningham
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Hindman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three and nine months ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

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Date: November 8, 2021	By:	/s/ Andrew Hindman
Andrew Hindman Senior Vice President and Chief Financial Officer
(Principal Financial Officer)